UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 10, 2023
MURPHY OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9805 Katy Fwy, Suite G-200
Houston,	Texas	77024
(Address of principal executive offices, including zip code)

(281)	675-9000
Registrant’s telephone number, including area code
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders
The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”
On May 10, 2023, Murphy Oil Corporation held its annual meeting of stockholders. The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors
The directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.
				Broker
	For	Against	Abstain	Non-Votes
Claiborne P. Deming	122,297,042	3,319,998	66,084	13,348,318
Lawrence R. Dickerson	124,033,076	1,572,354	77,694	13,348,318
Michelle A. Earley	125,119,866	486,514	76,744	13,348,318
Roger W. Jenkins	124,274,276	1,331,538	77,310	13,348,318
Elisabeth W. Keller	123,661,319	1,946,713	75,092	13,348,318
James V. Kelley	120,005,576	5,603,718	73,830	13,348,318
R. Madison Murphy	124,336,051	1,276,904	70,169	13,348,318
Jeffrey W. Nolan	124,744,378	867,121	71,625	13,348,318
Robert N. Ryan, Jr.	124,952,586	657,158	73,380	13,348,318
Laura A. Sugg	125,000,034	610,837	72,253	13,348,318

Proposal 2 – Advisory Vote to Approve Executive Compensation	122,813,919	2,586,070	283,135	13,348,318
Regarding an advisory vote on executive compensation, stockholders approved by vote the compensation of the Company’s named executive officers as shown.

Proposal 3 – Advisory Vote to Approve the Frequency of an Advisory Vote on Executive Compensation
Regarding an advisory vote by stockholders on the frequency of an advisory vote on executive compensation, 117,190,540 shares were voted in favor of an annual vote, 129,971 shares were voted in favor of a vote each two years, 8,253,579 shares were voted in favor of a vote each three years and 109,034 shares abstained.

Proposal 4 – Approval of the Action of the Audit Committee of the Board of Directors in Appointing KPMG LLP as the Company's Independent Registered Public Accounting Firm for 2023	134,465,614	4,499,031	66,797
The earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for 2023 was approved by the vote of stockholders as shown.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION
Date: May 11, 2023
	By:	/s/ Paul D. Vaughan
Paul D. Vaughan
Vice President and Controller

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